EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HKN, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2015 as filed with the Securities and Exchange Commission, I, Kristina M. Humphries, Vice President and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kristina M. Humphries
Kristina M. Humphries
Vice President and Chief Financial Officer
May 13, 2015

A signed original of this written statement required by Section 906 has been provided to HKN, Inc. and will be retained by HKN, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.